Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of White Electronic Designs Corporation (the “Company”) on Form 10-Q for the quarter ended January 3, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dan Tarantine, Interim Office of the President, Executive Vice President, Sales and Marketing of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan Tarantine
Dan Tarantine
Interim Office of the President, Executive Vice President, Sales and Marketing

Date: February 12, 2009